EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 UNITED STATES CODE SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis J. FitzSimons, the Chairman, President and Chief Executive Officer of Tribune Company, certify that (i) Tribune Company’s Form 10-Q for the quarter ended March 26, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended March 26, 2006 fairly presents, in all material respects, the financial condition and the results of operations of Tribune Company.

/s/ Dennis J. FitzSimons
Dennis J. FitzSimons
Chairman, President and
Chief Executive Officer

April 28, 2006